UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2016

HIGHER ONE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34779	26-3025501
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

115 Munson Street

New Haven, CT 06511

(Address of principal executive offices and zip code)

(203) 776-7776

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Form 8-K/A Amendment No. 2 amends the Current Report on Form 8-K and Form 8-K/A of Higher One Holdings, Inc. (“Higher One”), each filed on June 16, 2016, regarding our sale of substantially all of the assets of Higher One’s disbursements business, including the OneAccount.  The sole purpose of this amendment is to provide the financial statements and pro forma disclosure required by Item 9.01.

Item 9.01.  Financial Statements and Exhibits

(b)	Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial statements are attached as Exhibit 99.1 and are incorporated herein by reference.

●	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2016.
●	Unaudited pro forma condensed consolidated statements of continuing operations for the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013.
●	Notes to the unaudited pro forma condensed consolidated financial statements.

(d)	Exhibits.

Exhibits	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2016

HIGHER ONE HOLDINGS, INC.

By:  /s/ Christopher Wolf

 _____________________________

 Christopher Wolf

 Executive Vice President and Chief Financial Officer